Quarterly Holdings Report
for

Fidelity® Variable Insurance Products:

Target Volatility Portfolio

March 31, 2021

VIPTV-QTLY-0521
1.955029.108

Schedule of Investments March 31, 2021 (Unaudited)

Showing Percentage of Net Assets

Equity Funds - 63.9%
	Shares	Value
Domestic Equity Funds - 44.6%
Fidelity Contrafund (a)	318,507	$5,350,910
Fidelity Equity-Income Fund (a)	46,249	3,097,306
Fidelity Gold Portfolio (a)	147,280	3,811,598
Fidelity Large Cap Value Enhanced Index Fund (a)	426,002	6,760,649
Fidelity Low-Priced Stock Fund (a)	96,259	5,327,913
Fidelity Stock Selector All Cap Fund (a)	1,312,547	79,238,436
Fidelity U.S. Low Volatility Equity Fund (a)	483,744	5,301,839
Fidelity Value Discovery Fund (a)	68,699	2,451,187
iShares S&P 500 Index ETF	16,899	6,722,760

TOTAL DOMESTIC EQUITY FUNDS		118,062,598

International Equity Funds - 19.3%
Fidelity International Enhanced Index Fund (a)	691,584	7,462,197
Fidelity International Value Fund (a)	697,057	6,329,275
Fidelity Japan Smaller Companies Fund (a)	118,628	2,099,713
Fidelity Overseas Fund (a)	428,690	25,918,595
iShares Core MSCI EAFE ETF	89,779	6,468,577
iShares Core MSCI Emerging Markets ETF	44,305	2,851,470

TOTAL INTERNATIONAL EQUITY FUNDS		51,129,827

TOTAL EQUITY FUNDS
(Cost $127,997,080)		169,192,425

Fixed-Income Funds - 30.6%
Fixed-Income Funds - 30.6%
Fidelity Inflation-Protected Bond Index Fund (a)	555,102	6,033,962
Fidelity Long-Term Treasury Bond Index Fund (a)	523,781	7,196,752
Fidelity Total Bond Fund (a)	4,198,942	46,020,401
Fidelity U.S. Bond Index Fund (a)	1,814,939	21,706,669
TOTAL FIXED-INCOME FUNDS
(Cost $78,009,350)		80,957,784

Cash Equivalents - 5.5%
Fidelity Cash Central Fund 0.06%(b)
(Cost $14,545,617)	14,542,709	14,545,617
TOTAL INVESTMENT IN SECURITIES - 100.0%
(Cost $220,552,047)		264,695,826
NET OTHER ASSETS (LIABILITIES) - 0.0%		(92,182)
NET ASSETS - 100%		$264,603,644

Security Type Abbreviations

ETF – Exchange-Traded Fund

Legend

 (a) Affiliated Fund

 (b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements are available on the SEC's website or upon request.

Affiliated Central Funds

Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:

Fund	Income earned
Fidelity Cash Central Fund	$1,633

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Affiliated Underlying Funds

Fiscal year to date information regarding the Fund's investments in affiliated Underlying Funds, excluding any Money Market Central Funds, is presented below. Exchanges between classes of the same affiliated Underlying Funds may occur.

Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Realized Gain (loss)	Change in Unrealized appreciation (depreciation)	Value, end of period
Fidelity Contrafund	$5,448,052	$132,012	$239,149	$127,169	$998	$8,997	$5,350,910
Fidelity Equity-Income Fund	2,968,310	49,051	137,081	46,251	7,970	209,056	3,097,306
Fidelity Gold Portfolio	4,547,494	3,584	191,202	--	3,474	(551,752)	3,811,598
Fidelity Inflation-Protected Bond Index Fund	6,404,801	5,764	280,633	228	15,924	(111,894)	6,033,962
Fidelity International Enhanced Index Fund	7,347,816	5,171	258,765	--	10,782	357,193	7,462,197
Fidelity International Value Fund	6,165,275	5,550	277,695	--	23,160	412,985	6,329,275
Fidelity Japan Smaller Companies Fund	2,108,017	--	--	--	--	(8,304)	2,099,713
Fidelity Large Cap Value Enhanced Index Fund	6,256,773	5,756	285,595	--	40,149	743,566	6,760,649
Fidelity Long-Term Treasury Bond Index Fund	8,704,121	48,003	372,930	40,817	(45,807)	(1,136,635)	7,196,752
Fidelity Low-Priced Stock Fund	4,873,637	4,249	210,729	--	(2,326)	663,082	5,327,913
Fidelity Overseas Fund	27,457,043	37,734	2,035,332	--	201,172	257,978	25,918,595
Fidelity Stock Selector All Cap Fund	78,224,102	75,631	3,831,668	--	151,774	4,618,597	79,238,436
Fidelity Total Bond Fund	53,767,393	295,043	6,480,580	251,964	377,229	(1,938,684)	46,020,401
Fidelity U.S. Bond Index Fund	22,950,650	9,414,146	10,021,663	79,981	3,734	(640,198)	21,706,669
Fidelity U.S. Low Volatility Equity Fund	5,456,313	5,480	272,250	--	26,620	85,676	5,301,839
Fidelity Value Discovery Fund	2,305,515	2,066	102,407	--	19,184	226,829	2,451,187
Total	$244,985,312	$10,089,240	$24,997,679	$546,410	$834,037	$3,196,492	$234,107,402

Amounts in the income column in the above table include any capital gain distributions from underlying funds.

Investment Valuation

Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. Security transactions are accounted for as of trade date. The Board has delegated the day to day responsibility for the valuation of the Fund's investments to the Fair Value Committee (the Committee) established by the Fund's investment adviser. In accordance with valuation policies and procedures approved by the Board, the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund’s valuation policies and procedures and reports to the Board on the Committee's activities and fair value determinations. The Board monitors the appropriateness of the procedures used in valuing the Fund's investments and ratifies the fair value determinations of the Committee. The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels: Level 1 - quoted prices in active markets for identical investments: Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds etc.): Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available). Valuation techniques used to value the Fund's investments by major category are as follows:

Investments in the Underlying Funds are valued at their closing net asset value each business day and are categorized as Level 1 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

For additional information on the Fund's significant accounting policies, please refer to the Fund's most recent semiannual or annual shareholder report.

The fund's schedule of investments as of the date on the cover of this report has not been audited. This report is provided for the general information of the fund's shareholders. For more information regarding the fund and its holdings, please see the fund's most recent prospectus and annual report.

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